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                         Prudential Sector Funds, Inc.
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                       Prudential Financial Services Fund

                          Supplement Dated May 8, 2000
                        Prospectus Dated March 30, 2000

   The following replaces the information contained in the Prospectus on page 21 under 'How the Funds are Managed--Portfolio Managers--Prudential Financial Services Fund':

   Bradley Goldberg, CFA, and Bruce Glensky, CFA, are the portfolio managers of the Strategically Managed portfolio of the Fund, effective May 2000. Mr. Goldberg is Executive Vice President and Director of Jennison Associates LLC (Jennison) and a Vice President of The Prudential Investment
Corporation. Mr. Goldberg joined Jennison in 1974 as a portfolio manager. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. He holds a Chartered Financial Analyst (CFA) designation. Bruce Glensky, CFA, has been employed by Prudential since 1995, first as an analyst and then assisting the portfolio manager of Prudential Equity Fund. He earned a B.S. and an M.B.A. from the University of Missouri. He also holds a CFA designation.

   Mark Stumpp, Ph.D., has been the portfolio manager for the Enhanced Index portfolio of the Fund since its inception. Mr. Stumpp is a Senior Managing Director of Prudential Investments. He chairs the Quantitative Management (QM) group's Investment Policy Committee and is responsible for its model portfolio. Mr. Stumpp developed the group's tactical asset allocation algorithm. He also developed and oversees the methodology underlying the group's actively managed equity portfolios. Mr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 11 years. He holds a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.
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